                                                                    EXHIBIT 10.3

                                                             DATE OF GRANT:[___]

                            NONQUALIFIED STOCK OPTION

                                   Granted by

                           NOVELOS THERAPEUTICS, INC.

                                       to

                                      [   ]
                                       ---
                                 (the "Holder")

         For valuable consideration, the receipt of which is hereby acknowledged, Novelos Therapeutics, Inc., a Delaware corporation (hereinafter together with its subsidiaries, where the context permits, referred to as the
"Company"), hereby grants to the Holder the following option:

         Section 1. GRANT OF OPTION. Subject to the terms and conditions hereinafter set forth, the Holder is hereby given the right and option to purchase from the Company shares of the Company's common stock, $.00001 par value per share (the "Common Stock"). Schedule A attached hereto and hereby incorporated herein sets forth, with respect to this option, (i) its expiration date, (ii) its exercise price per share, (iii) the maximum number of shares that the Holder may purchase upon exercise hereof, and (iv) the vesting schedule. It also sets forth applicable conditions that the Company incorporates herein. This option shall terminate in all respects, and all rights and options to purchase shares hereunder shall terminate, ten years from the Date of Grant set forth above. The right to purchase shares hereunder shall be cumulative.

         Section 2. EXERCISE OF OPTION. Each option hereunder may be exercised only to the extent such option has vested pursuant to the terms of Section 1.
Purchase of any shares hereunder shall be made by delivery to the Company of a written notice of exercise specifying the number of shares with respect to which the option is to be exercised and the address to which the certificate representing such shares is to be mailed, accompanied by either (a) cash, certified or bank check or postal money order payable to the order of the
Company for an amount equal to the option price of such shares, (b) shares of
Common Stock of the Company having a fair market value equal to or less than the option price of such shares accompanied by cash or a certified or bank check or postal money order in an amount equal to the difference, if any, between the option price of such shares and the fair market value of such shares, (c) if authorized by the Company's Board of Directors (the "Board"), by a promissory note of the Holder (except that the aggregate par value of the shares shall be paid in cash), or (d) if authorized by the Board, any combination of the foregoing. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in accordance with procedures adopted by the Board or, if appointed, a committee of the Board authorized to administer Company options (the "Committee").

         Section 3. CONDITIONS AND LIMITATIONS. As a condition precedent to any exercise of this option, the Holder (or if any other individual or individuals are exercising this option, such individual or individuals) shall deliver to the
Company an investment letter in form and substance satisfactory to the Company and its counsel which shall contain among other things a statement in writing to the following effects (to the extent then applicable): (a) that the option is then being exercised for the account of the Holder and only with a view to investment in, and not for, in connection with or with a view to the disposition of, the shares with respect to which the option is then being exercised; (b)
that the Holder acknowledges that the right of first refusal set forth in
Section 9 hereof applies to such shares; (c) that the Holder has been advised that Rule 144 of the Securities and Exchange Commission (the "Commission"),
which permits the resale, subject to various terms and conditions, of small amounts of "restricted securities" (as therein defined) after they have been held for one year, does not now apply to the Company because the Company is not now required to file, and does not file, current reports under the Securities
Exchange Act of 1934 (the "Exchange Act"), nor is there publicly available information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports; (d) that the
Holder understands that there is no assurance that the Company will ever become a reporting company under the Exchange Act and that the Company has no obligation to the Holder to do so; (e) that the Holder and Holder's representatives have fully investigated the Company and the business and financial conditions concerning it and have knowledge of the Company's then current corporate activities and financial condition; and (f) that the Holder believes that the nature and amount of the shares being purchased are consistent with Holder's investment objectives, abilities and resources. The restrictions imposed by this Section and any investment representation made pursuant to this
Section shall be inoperative upon the registration with the Commission of the stock subject to this option or acquired through the exercise of this option.

         The Holder also agrees for a period of up to 180 days from the effective date of an Initial Public Offering or 90 days from the effective date of other underwritten public offerings of Common Stock of the Company under the
Securities Act of 1933, as amended (the "Securities Act"), upon request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of this option, without the prior written consent of the Company and such underwriters.

         Section 4. DELIVERY OF SHARES. Within a reasonable time following the receipt by the Company of the written notice and payment of the option price for the shares to be purchased thereunder and, if applicable, the investment letter referred to in Section 3, the Company will deliver or cause to be delivered to the Holder (or if any other individual or individuals are exercising this option, to such individual or individuals) at the address specified pursuant to
Section 2 hereof a certificate or certificates for the number of shares with respect to which the option is then being exercised, registered in the name of the Holder (or the name or names of the individual or individuals exercising the option, either alone or jointly with another person or persons with rights of survivorship, as the individual or individuals exercising the option shall prescribe in writing to the Company); provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent shall have deposited such certificate or certificates in the United States mail, addressed to the Holder (or such individual or individuals) at the address so specified;
and provided further that if any law, regulation or order of the

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Commission or other body having jurisdiction in the premises shall require the
Company or the Holder (or the individual or individuals exercising this option)
to take any action in connection with the sale of the shares then being purchased, then, subject to the other provisions of this paragraph, the date on which such sale shall be deemed to have occurred and the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action, it being understood that the Company shall have no obligation to take and complete any such action.

         Section 5. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The existence of this option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common
Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number, class, and per share price of shares of stock subject to this option shall be appropriately adjusted in such a manner as to entitle the Holder to receive upon exercise of this option, for the same aggregate cash consideration, the same total number and class of shares that the owner of an equal number of outstanding shares of Common Stock would own as a result of the event requiring the adjustment.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to this option.

         Section 6. EFFECT OF CERTAIN TRANSACTIONS. If the Company is a party to a merger or reorganization with one or more other corporations, whether or not the Company is the surviving or resulting corporation, or if the Company consolidates with or into one or more other corporations, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets to another corporation (each hereinafter referred to as a "Transaction"), in any case while this option remains outstanding: (a) after the effective date of such
Transaction this option shall remain outstanding and shall be exercisable in shares of Common Stock or, if applicable, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of such Transaction or; (b) the Board may accelerate the time for exercise of this option, so that from and after a date prior to the effective date of such Transaction this option shall be exercisable in full and;
(c) the Board may cancel unexercised options as of the effective date of such
Transaction, provided that notice of such cancellation shall be given to the
Holder and the Holder shall have the right to exercise this option during the 10 day period preceding the effective date of such transaction.

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         Section 7. RIGHTS OF HOLDER. No person shall, by virtue of the granting of this option to the Holder, be deemed to be a holder of any shares purchasable under this option or to be entitled to the rights or privileges of a holder of such shares unless and until this option has been exercised with respect to such shares and they have been issued pursuant to that exercise of this option.

         The granting of this option shall not impose upon the Company any obligations to employ or to continue to employ the Holder or, if applicable, to continue the Holder as a director of the Company; and the right of the Company to terminate the employment of the Holder shall not be diminished or affected by reason of the fact that this option has been granted to the Holder.

         Nothing herein contained shall impose any obligation upon the Holder to exercise this option.

         At all times while any portion of this option is outstanding, the
Company shall: (i) reserve and keep available, out of shares of its authorized and unissued stock or reacquired shares, a sufficient number of shares of its
Common Stock to satisfy the requirements of this option; (ii) comply with the terms of this option promptly upon exercise of the option rights; and (iii) pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of shares pursuant to the exercise of this option.

         Section 8. TRANSFER AND TERMINATION. This option is not transferable by the Holder otherwise than by will or the laws of descent and distribution, unless approved by the Company in writing.

In the event the Holder's employment, directorship or consultancy is terminated by the Company for Cause (as defined below), the Participant's right to exercise any unexercised portion of the Option shall cease immediately as of the date of termination, and the Option shall thereupon terminate. For purposes of this
Agreement, the term Cause means (i) the conviction of the Holder of any felony involving moral turpitude, (ii) any acts of fraud or embezzlement by the Holder involving the Company or any of its Affiliates, 2 (iii) violation of any federal, state or local law, or administrative regulation related to the business of the Company, (iv) breach of fiduciary duty, including, but not limited to, conflict of interest, (v) conduct that could result in publicity reflecting unfavorably on the Company in a material way, or (vi) failure to comply with any written policies of the Company. Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Holder's termination, the Holder engaged in conduct which would constitute Cause, then the Holder shall immediately cease to have any right to exercise the Option and the Option shall thereupon terminate.

         Section 9. RIGHT OF FIRST REFUSAL; LEGENDS.

         (a) In the event that, at any time when the Holder (which term for purposes of this Section 9 shall mean the Holder and his executors, administrators and any other person to whom this option may be transferred by will or the laws of descent and distribution) is permitted to do so, the Holder desires to sell, assign or otherwise transfer any of the shares issued upon the

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exercise of this option, the Holder shall first offer such shares to the Company by giving written notice of the Holder's desire so to sell, assign or transfer such shares. The notice shall state the number of shares offered, the name of the person or persons to whom it is proposed to sell, assign or transfer such shares and the price at which such shares are intended to be sold, assigned or transferred. Such notice shall constitute an offer to the Company for the
Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein. The Company may accept the offer as to all, but not less than all, such shares by notifying the Holder in writing within 30 days after receipt of such notice of its acceptance of the offer. If the offer is accepted, the Company shall have 15 days within which to purchase the offered shares at a price per share as aforesaid. If within the applicable time periods the Holder does not receive notice of the Company's intention to purchase the offered shares, or if payment in full of the purchase price is not made by the Company, the offer shall be deemed to have been rejected and the
Holder may transfer title to such shares within 90 days from the date of the
Holder's written notice to the Company of the Holder's intention to sell, but such transfer shall be made only to the proposed transferee and at the proposed price as stated in such notice and after compliance with any other provisions of this option applicable to the transfer of such shares. Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Section 9. No sale, assignment, pledge or transfer of any of the shares covered by this option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Section 9 have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Section. If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance
(to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

         (b) For purposes of the Right of First Refusal pursuant to this Section
9, the term "shares" shall mean any and all new, substituted or additional securities or other property issued to the Holder, by reason of his ownership of
Common Stock pursuant to the exercise of this option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the
Company.

         (c) Any certificate representing shares of stock subject to the provisions of this Section 9 may have endorsed thereon one or more legends, substantially as follows:

             (i)   "Any disposition of any interest in the securities
                   represented by this certificate is subject to restrictions, and the securities represented by this certificate are
                   subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate
                   without charge upon receipt by the Company of a written
                   request therefor."

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             (ii)  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged,
                   hypothecated, sold or otherwise transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required."

         (d) The restrictions imposed by this Section 9 shall terminate in all respects upon the effective date of a registration statement under the 1933 Act covering the Common Stock.

         Section 10. NOTICE. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered to the office of the Company, One Gateway Center, Suite 504, Newton, MA 02458,
attention of the president, or such other address as the Company may hereafter designate.

         Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

         Section 11. GOVERNING LAW. This option shall be governed by and construed in accordance with the laws of the State of Delaware.

         Section 12.  DATE OF GRANT.  This option shall be effective on the Date of Grant set forth on page 1 hereof.

         IN WITNESS WHEREOF, the parties have executed this option, or caused this option to be executed, as of the Date of Grant.

                                            Novelos Therapeutics, Inc.

                                            By: __________________________

Acknowledged and accepted:

------------------------------
           Holder

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                                   SCHEDULE A

                           NOVELOS THERAPEUTICS, INC.

                           NON-QUALIFIED STOCK OPTION

1.       Name of Holder:

2.       Date of Grant:

3.       Maximum Number of shares for which this Option is exercisable:

4.       Exercise (purchase) price per share:

5.       Expiration Date of Option:

6.       Vesting Schedule:

7.       All shares purchased upon exercise of this Option are subject to the right of first refusal set forth in Section 9 of the Option, to the lockup agreement set forth in Section 3 of the Option and to the other terms of the Option.

                                      * * *

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